UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 26, 2021

Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania		1-5318	25-0900168

(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

525 William Penn Place
Suite 3300
Pittsburgh,	Pennsylvania		15219

(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (412) 248-8000

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Capital Stock, par value $1.25 per share	KMT	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Item 2.02 Results of Operations and Financial Condition.
On November 1, 2021, Kennametal Inc. (Kennametal or the Company) issued an earnings announcement for its fiscal 2022 first quarter ended September 30, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02.
The earnings announcement issued on November 1, 2021 is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareowners of Kennametal Inc. on October 26, 2021, the Company's Shareowners voted on the election of nine directors with terms to expire in 2022, the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2022 and an advisory vote on executive compensation. The 79,821,992 shares present in person or represented by proxy at the meeting were voted as described below.
I.    The nine directors listed below were elected to serve as directors until the next annual meeting of Shareowners in 2022 and until their successors are duly elected and qualified by the following vote:

	For	Withheld	Broker Non-Votes
Joseph Alvarado	74,413,466	2,870,397	2,538,129
Cindy L. Davis	76,171,844	1,112,019	2,538,129
William J. Harvey	75,802,447	1,481,416	2,538,129
William M. Lambert	77,006,156	277,707	2,538,129
Lorraine M. Martin	77,009,038	274,825	2,538,129
Sagar A. Patel	77,005,033	278,830	2,538,129
Christopher Rossi	76,772,592	511,271	2,538,129
Lawrence W. Stranghoener	75,754,491	1,529,372	2,538,129
Steven H. Wunning	75,594,289	1,689,574	2,538,129
II.    The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022 was approved by the following vote:

	For	Against	Abstained
PricewaterhouseCoopers LLP	79,464,542	289,724	67,726
III.    The advisory vote on executive compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement, was approved on an advisory basis by the following vote:

	For	Against	Abstained	Broker Non-Votes
Executive compensation	74,913,858	2,235,140	134,865	2,538,129

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Fiscal 2022 First Quarter Earnings Announcement
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date:	November 1, 2021	By:	/s/ Patrick S. Watson
Patrick S. Watson
Vice President Finance and Corporate Controller

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